                                                                   EXHIBIT 23.10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-4
(File No.        ) of our report dated May 1, 1996, on our audit of the
financial statements of Adventure Communications-Huntington (Division of Adventure Communications, Inc.). We also consent to the reference to our firm under the caption "Experts".

                                        /s/ BROWN, EDWARDS & CO., LLP

Bluefield, West Virginia
April 22, 1997